Exhibit 99.1


BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:    15-Jan-98     For the Monthly Period Ending:       31-Dec-97  Days in Interest Period (30/360)         30
Determined as of:        09-Jan-98     Monthly Period                              38  Days in Interest Period (Act/360)        31

      Beginning                        Total Trust         Investor Interest   Series 1994-C      Series 1995-A     Series 1995-B
      ---------                        -----------         -----------------   -------------      --------------    --------------
Pool Balance (Principal)             4,854,079,690.60
Finance Charges O/S                    124,921,362.46
Excess Funding Account                           0.00

Initial Invested Amount                                    4,310,000,000.00     450,000,000.00    380,000,000.00    380,000,000.00
Invested Amount                                            4,310,000,000.00     450,000,000.00    380,000,000.00    380,000,000.00
Class A Invested Amount                                                         423,000,000.00    357,200,000.00    357,200,000.00
Class B Invested Amount                                                          27,000,000.00     22,800,000.00     22,800,000.00

Principal Funding Account                                              0.00               0.00              0.00              0.00

Adjusted Invested Amount                                   4,310,000,000.00     450,000,000.00    380,000,000.00    380,000,000.00
Class A Adjusted Invested Amt                                                   423,000,000.00    357,200,000.00    357,200,000.00
Class B Adjusted Invested Amt                                                    27,000,000.00     22,800,000.00     22,800,000.00
Enhancement Invested Amount                                            0.00               0.00              0.00              0.00

Principal Allocation Pct                       100.00%                88.79%              9.27%             7.83%             7.83%
Principal Collections                  628,921,436.34        558,427,459.66      58,304,491.15     49,234,903.64     49,234,903.64

Floating Allocation Pct                        100.00%                88.79%              9.27%             7.83%             7.83%
Finance Charge Collections              79,320,216.68         70,429,444.03       7,353,422.23      6,209,556.55      6,209,556.55
Defaulted Amount                        36,897,848.38         32,762,075.75       3,420,634.36      2,888,535.68      2,888,535.68

Interchange Collections                  8,086,549.02          7,180,151.23         749,667.76        633,052.78        633,052.78
Servicer Interchange                                           4,427,083.33         468,750.00        395,833.33        395,833.33

Shared Principal Collections                                 591,189,535.41      61,725,125.51     52,123,439.32     52,123,439.32


      Beginning                        Series  1996-A        Series  1997-1       Series  1997-2       Seller Interest
      ---------                        --------------        --------------       --------------       ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                500,000,000.00      1,700,000,000.00        900,000,000.00
Invested Amount                        500,000,000.00      1,700,000,000.00        900,000,000.00
Class A Invested Amount                465,000,000.00      1,700,000,000.00        900,000,000.00
Class B Invested Amount                 35,000,000.00                  0.00                  0.00

Principal Funding Account                        0.00                  0.00                  0.00

Adjusted Invested Amount               500,000,000.00      1,700,000,000.00        900,000,000.00        544,079,690.60
Class A Adjusted Invested Amt          465,000,000.00      1,700,000,000.00        900,000,000.00                    NA
Class B Adjusted Invested Amt           35,000,000.00                  0.00                  0.00                    NA
Enhancement Invested Amount                      0.00                  0.00                  0.00                    NA

Principal Allocation Pct                        10.30%                35.02%                18.54%                11.21%
Principal Collections                   64,782,767.94        220,261,411.00        116,608,982.30         70,493,976.68

Floating Allocation Pct                         10.30%                35.02%                18.54%                11.21%
Finance Charge Collections               8,170,469.14         27,779,595.09         14,706,844.46          8,890,772.65
Defaulted Amount                         3,800,704.84         12,922,396.47          6,841,268.72          4,135,772.63

Interchange Collections                    832,964.18          2,832,078.21          1,499,335.52
Servicer Interchange                       520,833.33          1,770,833.33            875,000.00

Shared Principal Collections            68,583,472.79        233,183,807.47        123,450,251.01

      Ending                           Total  Trust        Investor Interest    Series  1994-C   Series  1995-A   Series  1995-B
      ------                           ------------        -----------------    --------------   --------------   --------------
Pool Balance (Principal)             4,851,861,707.67
Finance Charges O/S                    120,054,623.77
Excess Funding Account                           0.00

Initial Invested Amount                                    4,310,000,000.00     450,000,000.00   380,000,000.00    380,000,000.00
Invested Amount                                            4,310,000,000.00     450,000,000.00   380,000,000.00    380,000,000.00
Class A Invested Amount                                                         423,000,000.00   357,200,000.00    357,200,000.00
Class B Invested Amount                                                          27,000,000.00    22,800,000.00     22,800,000.00

Principal Funding Account                                              0.00               0.00             0.00              0.00

Adjusted Invested Amount                                   4,310,000,000.00     450,000,000.00   380,000,000.00    380,000,000.00
Class A Adjusted Invested Amt                                                   423,000,000.00   357,200,000.00    357,200,000.00
Class B Adjusted Invested Amt                                                    27,000,000.00    22,800,000.00     22,800,000.00
Enhancement Invested Amount                                            0.00               0.00             0.00              0.00

Principal Allocation Pct                       100.00%                88.83%              9.27%            7.83%             7.83%
Floating Allocation Pct                        100.00%                88.83%              9.27%            7.83%             7.83%

      Ending                        Series  1996-A        Series  1997-1          Series  1997-2      Seller Interest
      ------                        --------------        --------------          --------------      ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount              500,000,000.00      1,700,000,000.00          900,000,000.00
Invested Amount                      500,000,000.00      1,700,000,000.00          900,000,000.00
Class A Invested Amount              465,000,000.00      1,700,000,000.00          900,000,000.00
Class B Invested Amount               35,000,000.00                  0.00                    0.00

Principal Funding Account                      0.00                  0.00                    0.00

Adjusted Invested Amount             500,000,000.00      1,700,000,000.00          900,000,000.00        541,861,707.67
Class A Adjusted Invested Amt        465,000,000.00      1,700,000,000.00          900,000,000.00                    NA
Class B Adjusted Invested Amt         35,000,000.00                  0.00                    0.00                    NA
Enhancement Invested Amount                    0.00                  0.00                    0.00                    NA

Principal Allocation Pct                      10.31%                35.04%                  18.55%                11.17%
Floating Allocation Pct                       10.31%                35.04%                  18.55%                11.17%

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT


Distribution Date of:        15-Jan-98   For the Monthly Period Ending:    31-Dec-97    Days in Interest Period (30/360)        30
Determined as of:            09-Jan-98   Monthly Period                           38    Days in Interest Period (Act/360)       31

Minimum Balance Requirement
---------------------------
Trust Initial Invested Amount                   4,310,000,000.00
Trust PFA                                                   0.00
Ending Portfolio Principal Balance              4,851,861,707.67

Beginning Excess Funding Acct Bal                           0.00
Required Excess Funding Account Deposit                     0.00
Excess Funding Account Withdrawal                           0.00

Seller's Participation Amt (w/o EFA)              541,861,707.67
Required Seller's Interest                        339,630,319.54
Required Excess Funding Account Balance                     0.00
Seller's Participation Amount                     541,861,707.67


Gross Balances of
Accounts Delinquent:                          (%)                    ($)
--------------------                          ---                    ---
   30 - 59 days                               2.38%            118,418,875.85
   60 - 89 days                               1.57%             78,069,949.03
   90 days +                                  2.94%            146,014,534.77
   Total 30 days +                            6.89%            342,503,359.65


Gross Credit Losses                          10.21%             41,312,545.63
Net Credit Losses                             9.12%             36,897,848.38
Discount Option Receivables                                                 0
Discount Percentage                                                      0.00%
Finance Charge Billed - pool                                    61,665,539.91
Fees Billed - pool                                              10,414,608.72
Interest Earned on Collection Account                            3,354,325.33
Required Principal Balance                                   4,310,000,000.00
EFA + Receivables + PFA                                      4,851,861,707.67

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1994-C

Distribution Date of:                                        15-Jan-98
Determined as of:                                            09-Jan-98
For the Monthly Period Ending:                               31-Dec-97
Days in Interest Period (30/360)                                    30
Days in Interest Period (Actual/360)                                31

                                                          Beginning                Ending                   Change
                                                          ---------                ------                   ------
Pool Balance (Principal)                              4,854,079,690.60      4,851,861,707.67            (2,217,982.93)
Excess Funding Account                                            0.00                  0.00                     0.00

Invested Amount                                         450,000,000.00        450,000,000.00                     0.00
Class A Invested Amount                                 423,000,000.00        423,000,000.00                     0.00
Class B Invested Amount                                  27,000,000.00         27,000,000.00                     0.00

Principal Funding Account                                         0.00                  0.00                     0.00

Adjusted Invested Amount                                450,000,000.00        450,000,000.00                     0.00
Class A Adjusted Invested Amount                        423,000,000.00        423,000,000.00                     0.00
Class B Adjusted Invested Amount                         27,000,000.00         27,000,000.00                     0.00
Enhancement Invested Amount                                       0.00                  0.00                     0.00

Reserve Account                                                   0.00                  0.00                     0.00

Available Cash Collateral Amount                         43,560,814.12         43,929,340.91               368,526.79
Available Shared Collateral Amount                       39,060,814.12         39,429,340.91               368,526.79
Spread Account                                           27,000,000.00         27,000,000.00                     0.00

Servicing Base Amount                                   450,000,000.00        450,000,000.00                     0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                           9.27%
Principal Allocation Pct                                          9.27%
Class A Floating Pct                                             94.00%
Class B Floating Pct                                              6.00%
Class A Principal Pct                                            94.00%
Class B Principal Pct                                             6.00%



                                                                     Series
Allocations                                 Trust                    1994-C                Class A                    Class B
-----------                                 -----                    ------                -------                    -------
Principal Collections                      628,921,436.34          58,304,491.15         54,806,221.68             3,498,269.47

Finance Charge Collections                  79,320,216.68           7,353,422.23          6,912,216.90               441,205.33
PFA Investment Proceeds                                NA                   0.00                  0.00                     0.00
Reserve Account Draw                                   NA                   0.00                  0.00                     0.00
                                                                    ------------          ------------               -----------
Available Funds                                                     7,353,422.23          6,912,216.90               441,205.33

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                  468,750.00            440,625.00                28,125.00
Monthly Interest                                                    2,929,500.00          2,749,500.00               180,000.00
Monthly Servicing Fee                                                 281,250.00            264,375.00                16,875.00
Defaulted Amounts                           36,897,848.38           3,420,634.36          3,215,396.30               205,238.06
                                                                    ------------          ------------               ----------
                                                                    7,100,134.36          6,669,896.30               430,238.06

Excess Spread                                                         253,287.87            242,320.60                10,967.27
Required Amount                                                             0.00                  0.00                     0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                          20,343.75
Risk-Free Fee                                                                                 6,393.75
Interest on CCA Draw                                                                          7,625.29
Total Fees - Interest                                                                        34,362.79

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                                0.23%
Principal Payment Rate Calculation                                                               11.66%
Calculated Current Month's Spread Account Cap                                                     6.00%
Spread Account Cap Adjustment                                                                     0.00%
Applicable Spread Account Cap Percentage                                                          6.00%
Beginning Cash Collateral Amount                                                         43,560,814.12
Required Cash Collateral Amount                                                          45,000,000.00
Cash Collateral Account Draw                                                                      0.00
Cash Collateral Account Surplus                                                                   0.00
Beginning Spread Account Balance                                                         27,000,000.00
Required Spread Account Amount                                                           27,000,000.00
Required Spread Account Draw                                                                      0.00
Required Spread Account Deposit                                                                   0.00
Spread Account Surplus                                                                            0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                0
Controlled Accumulation Amount                                                          211,500,000.00
Required PFA Balance                                                                              0.00
Beginning PFA Balance                                                                             0.00
Controlled Deposit Amount                                                                         0.00
Available Investor Principal Collections                                                 61,725,125.51
Principal Shortfall                                                                               0.00
Shared Principal to Other Series                                                         61,725,125.51
Shared Principal from Other Series                                                                0.00
Class A Monthly Principal                                                                         0.00
Class B Monthly Principal                                                                         0.00
Monthly Principal                                                                                 0.00
PFA Deposit                                                                                       0.00
PFA Withdrawal                                                                                    0.00
Ending PFA Balance                                                                                0.00
Principal to Investors                                                                            0.00
Ending Class A Invested Amount                                                          423,000,000.00
Ending Class B Invested Amount                                                           27,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                             9.93%
Revolving Investor Interest                                                           3,410,000,000.00
Class A Invested Amount                                                                 423,000,000.00
Available Principal                                                                     338,764,146.27
Class A Accumulation Period Length                                                                   2

Reserve Account
---------------
Available Reserve Account Amount                                                                  0.00
Covered Amount                                                                                    0.00
Reserve Draw Amount                                                                               0.00
Portfolio Yield                                                                                  11.53%
Reserve Account Factor                                                                           16.67%
Portfolio Adjusted Yield                                                                          0.99%
Reserve Account Funding Period Length                                                                2
Reserve Account Funding Date                                                                 15-Aug-98
Weighted Average Coupon                                                                           7.81%
Required Reserve Account Amount                                                                   0.00
Reserve Account Surplus                                                                           0.00
Required Reserve Account Deposit                                                                  0.00
Portfolio Yield - 3 month average                                                                10.90%
Base Rate - 3 month average                                                                       9.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                 1.09%


BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-A

Distribution Date of:                                              15-Jan-98
Determined as of:                                                  09-Jan-98
For the Monthly Period Ending:                                     31-Dec-97
Days in Interest Period (30/360)                                          30
Days in Interest Period (Actual/360)                                      31


                                                                Beginning                Ending               Change
                                                                ---------                ------               ------
Pool Balance (Principal)                                    4,854,079,690.60        4,851,861,707.67        (2,217,982.93)
Excess Funding Account                                                  0.00                    0.00                 0.00

Invested Amount                                               380,000,000.00          380,000,000.00                 0.00
Class A Invested Amount                                       357,200,000.00          357,200,000.00                 0.00
Class B Invested Amount                                        22,800,000.00           22,800,000.00                 0.00

Principal Funding Account                                               0.00                    0.00                 0.00

Adjusted Invested Amount                                      380,000,000.00          380,000,000.00                 0.00
Class A Adjusted Invested Amount                              357,200,000.00          357,200,000.00                 0.00
Class B Adjusted Invested Amount                               22,800,000.00           22,800,000.00                 0.00
Enhancement Invested Amount                                             0.00                    0.00                 0.00

Reserve Account                                                         0.00                    0.00                 0.00

Available Cash Collateral Amount                               37,300,740.24           38,000,000.00           699,259.76
Available Shared Collateral Amount                             33,500,740.24           34,200,000.00           699,259.76
Spread Account                                                 20,900,000.00           20,900,000.00                 0.00

Servicing Base Amount                                         380,000,000.00          380,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                 7.83%
Principal Allocation Pct                                                7.83%
Class A Floating Pct                                                   94.00%
Class B Floating Pct                                                    6.00%
Class A Principal Pct                                                  94.00%
Class B Principal Pct                                                   6.00%



                                                                   Series
Allocations                            Trust                       1995-A                 Class A              Class B
-----------                            -----                       ------                 -------              -------
Principal Collections                 628,921,436.34           49,234,903.64           46,280,809.42         2,954,094.22

Finance Charge Collections             79,320,216.68            6,209,556.55            5,836,983.16           372,573.39
PFA Investment Proceeds                           NA                    0.00                    0.00                 0.00
Reserve Account Draw                              NA                    0.00                    0.00                 0.00
                                                                ------------            ------------           ----------
Available Funds                                                 6,209,556.55            5,836,983.16           372,573.39

Monthly Investor Obligations
----------------------------
Servicer Interchange                                              395,833.33              372,083.33            23,750.00
Monthly Interest                                                1,950,350.00            1,830,650.00           119,700.00
Monthly Servicing Fee                                             237,500.00              223,250.00            14,250.00
Defaulted Amounts                      36,897,848.38            2,888,535.68            2,715,223.54           173,312.14
                                                                ------------            ------------           ----------
                                                                5,472,219.01            5,141,206.87           331,012.14

Excess Spread                                                     910,649.68              695,776.28           214,873.39
Required Amount                                                         0.00                    0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                        11,452.78
Risk-Free Fee                                                                               2,945.00
Interest on CCA Draw                                                                        3,768.15
Monthly Cash Collateral Fee                                                                18,165.93

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                              1.69%
Principal Payment Rate Calculation                                                             11.66%
Calculated Current Month's Spread Account Cap                                                   5.50%
Spread Account Cap Adjustment                                                                   0.00%
Applicable Spread Account Cap Percentage                                                        5.50%
Beginning Cash Collateral Amount                                                       37,300,740.24
Required Cash Collateral Amount                                                        38,000,000.00
Cash Collateral Account Draw                                                                    0.00
Cash Collateral Account Surplus                                                                 0.00
Beginning Spread Account Balance                                                       20,900,000.00
Required Spread Account Amount                                                         20,900,000.00
Required Spread Account Draw                                                                    0.00
Required Spread Account Deposit                                                                 0.00
Spread Account Surplus                                                                          0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                              0
Controlled Accumulation Amount                                                        178,600,000.00
Required PFA Balance                                                                            0.00
Beginning PFA Balance                                                                           0.00
Controlled Deposit Amount                                                                       0.00
Available Investor Principal Collections                                               52,123,439.32
Principal Shortfall                                                                             0.00
Shared Principal to Other Series                                                       52,123,439.32
Shared Principal from Other Series                                                              0.00
Class A Monthly Principal                                                                       0.00
Class B Monthly Principal                                                                       0.00
Monthly Principal                                                                               0.00
PFA Deposit                                                                                     0.00
PFA Withdrawal                                                                                  0.00
Ending PFA Balance                                                                              0.00
Principal to Investors                                                                          0.00
Ending Class A Invested Amount                                                        357,200,000.00
Ending Class B Invested Amount                                                         22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                           9.93%
Revolving Investor Interest                                                         2,960,000,000.00
Class A Invested Amount                                                               357,200,000.00
Available Principal                                                                   294,059,200.28
Class A Accumulation Period Length                                                                 2

Reserve Account
---------------
Available Reserve Account Amount                                                                0.00
Covered Amount                                                                                  0.00
Reserve Draw Amount                                                                             0.00
Portfolio Yield                                                                                11.53%
Reserve Account Factor                                                                         16.67%
Portfolio Adjusted Yield                                                                        2.64%
Reserve Account Funding Period Length                                                              3
Reserve Account Funding Date                                                             15-Feb-2000
Weighted Average Coupon                                                                         6.16%
Required Reserve Account Amount                                                                 0.00
Reserve Account Surplus                                                                         0.00
Required Reserve Account Deposit                                                                0.00
Portfolio Yield - 3 month average                                                              10.90%
Base Rate - 3 month average                                                                     8.16%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                               2.74%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-B

Distribution Date of:                                         15-Jan-98
Determined as of:                                             09-Jan-98
For the Monthly Period Ending:                                31-Dec-97
Days in Interest Period (30/360)                                     30
Days in Interest Period (Actual/360)                                 31


                                                           Beginning              Ending                 Change
                                                           ---------              ------                 ------
Pool Balance (Principal)                               4,854,079,690.60      4,851,861,707.67         (2,217,982.93)
Excess Funding Account                                             0.00                  0.00                  0.00

Invested Amount                                          380,000,000.00        380,000,000.00                  0.00
Class A Invested Amount                                  357,200,000.00        357,200,000.00                  0.00
Class B Invested Amount                                   22,800,000.00         22,800,000.00                  0.00

Principal Funding Account                                          0.00                  0.00                  0.00

Adjusted Invested Amount                                 380,000,000.00        380,000,000.00                  0.00
Class A Adjusted Invested Amount                         357,200,000.00        357,200,000.00                  0.00
Class B Adjusted Invested Amount                          22,800,000.00         22,800,000.00                  0.00
Enhancement Invested Amount                                        0.00                  0.00                  0.00

Reserve Account                                                    0.00                  0.00                  0.00

Available Cash Collateral Amount                          37,253,911.50         38,000,000.00            746,088.50
Available Shared Collateral Amount                        33,453,911.50         34,200,000.00            746,088.50
Spread Account                                            20,900,000.00         20,900,000.00                  0.00

Servicing Base Amount                                    380,000,000.00        380,000,000.00                  0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                            7.83%
Principal Allocation Pct                                           7.83%
Class A Floating Pct                                              94.00%
Class B Floating Pct                                               6.00%
Class A Principal Pct                                             94.00%
Class B Principal Pct                                              6.00%



                                                                         Series
Allocations                                       Trust                  1995-B                 Class A               Class B
-----------                                       -----                  ------                 -------               -------
Principal Collections                      628,921,436.34              49,234,903.64         46,280,809.42          2,954,094.22

Finance Charge Collections                  79,320,216.68               6,209,556.55          5,836,983.16            372,573.39
PFA Investment Proceeds                                NA                       0.00                  0.00                  0.00
Reserve Account Draw                                   NA                       0.00                  0.00                  0.00
                                                                        ------------          ------------            ----------
Available Funds                                                         6,209,556.55          5,836,983.16            372,573.39

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                      395,833.33            372,083.33             23,750.00
Monthly Interest                                                        1,997,850.00          1,875,300.00            122,550,00
Monthly Servicing Fee                                                     237,500.00            223,250.00             14,250.00
Defaulted Amounts                           36,897,848.38               2,888,535.68          2,715,223.54            173,312.14
                                                                        ------------          ------------            ----------
                                                                        5,519,719.01          5,185,856.87            333,862.14

Excess Spread                                                             863,149.68            651,126.28            212,023.39
Required Amount                                                                 0.00                  0.00                  0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                              10,160.25
Risk-Free Fee                                                                                     5,759.11
Interest on CCA Draw or
 Difference between Loan
 Interest and Deposit Interest                                                                   (8,529.14)
                                                                                              ------------
Monthly Cash Collateral Fee                                                                       7,390.22

Cash Collateral Account (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                    1.59%
Principal Payment Rate Calculation                                                                   11.66%
Calculated Current Month's Spread Account Cap                                                         5.50%
Spread Account Cap Adjustment                                                                         0.00%
Applicable Spread Account Cap Percentage                                                              5.50%
Beginning Cash Collateral Amount                                                             37,253,911.50
Required Cash Collateral Amount                                                              38,000,000.00
Cash Collateral Account Draw                                                                          0.00
Cash Collateral Account Surplus                                                                       0.00
Beginning Spread Account Balance                                                             20,900,000.00
Required Spread Account Amount                                                               20,900,000.00
Required Spread Account Draw                                                                          0.00
Required Spread Account Deposit                                                                       0.00
Spread Account Surplus                                                                                0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                    0
Controlled Accumulation Amount                                                              178,600,000.00
Required PFA Balance                                                                                  0.00
Beginning PFA Balance                                                                                 0.00
Controlled Deposit Amount                                                                             0.00
Available Investor Principal Collections                                                     52,123.439.32
Principal Shortfall                                                                                   0.00
Shared Principal to Other Series                                                             52,123.439.32
Shared Principal from Other Series                                                                    0.00
Class A Monthly Principal                                                                             0.00
Class B Monthly Principal                                                                             0.00
Monthly Principal                                                                                     0.00
PFA Deposit                                                                                           0.00
PFA Withdrawal                                                                                        0.00
Ending PFA Balance                                                                                    0.00
Principal to Investors                                                                                0.00
Ending Class A Invested Amount                                                              357,200,000.00
Ending Class B Invested Amount                                                               22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                 9.93%
Revolving Investor Interest                                                               2,580,000,000.00
Class A Invested Amount                                                                     357,200,000.00
Available Principal                                                                         256,308,357.00
Class A Accumulation Period Length                                                                       2

Reserve Account
---------------
Available Reserve Account Amount                                                                      0.00
Covered Amount                                                                                        0.00
Reserve Draw Amount                                                                                   0.00
Portfolio Yield                                                                                      11.53%
Reserve Account Factor                                                                               16.67%
Portfolio Adjusted Yield                                                                              2.49%
Reserve Account Funding Period Length                                                                    3
Reserve Account Funding Date                                                                   15-May-2000
Weighted Average Coupon                                                                               6.31%
Required Reserve Account Amount                                                                       0.00
Reserve Account Surplus                                                                               0.00
Required Reserve Account Deposit                                                                      0.00
Portfolio Yield - 3 month average                                                                    10.90%
Base Rate - 3 month average                                                                           8.31%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                     2.59%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                     15-Jan-98
Determined as of:                                         09-Jan-98
For the Monthly Period Ending:                            31-Dec-97
Days in Interest Period (30/360)                                 30
Days in Interest Period (Actual/360)                             31

                                                                    Beginning                 Ending            Change
                                                                    ---------                 ------            ------
Pool Balance (Principal)                                     4,854,079,690.60       4,851,861,707.67        (2,217,982.93)
Excess Funding Account                                                   0.00                   0.00                 0.00

Invested Amount                                                500,000,000.00         500,000,000.00                 0.00
Class A Invested Amount                                        465,000,000.00         465,000,000.00                 0.00
Class B Invested Amount                                         35,000,000.00          35,000,000.00                 0.00

Principal Funding Account                                                0.00                   0.00                 0.00

Adjusted Invested Amount                                       500,000,000.00         500,000,000.00                 0.00
Class A Adjusted Invested Amount                               465,000,000.00         465,000,000.00                 0.00
Class B Adjusted Invested Amount                                35,000,000.00          35,000,000.00                 0.00
Enhancement Invested Amount                                              0.00                   0.00                 0.00

Reserve Account                                                          0.00                   0.00                 0.00

Available Cash Collateral Amount                                49,341,655.71          50,000,000.00           658,344.29
Available Shared Collateral Amount                              49,341,655.71          50,000,000.00           658,344.29
Spread Account                                                  21,250,000.00          21,250,000.00                 0.00

Servicing Base Amount                                          500,000,000.00         500,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                 10.30%
Principal Allocation Pct                                                10.30%
Class A Floating Pct                                                    93.00%
Class B Floating Pct                                                     7.00%
Class A Principal Pct                                                   93.00%
Class B Principal Pct                                                    7.00%

                                                                           Series
Allocations                                       Trust                    1996-A                  Class A           Class B
-----------                                       -----                    ------                  -------           -------
Principal Collections                            628,921,436.34            64,782,767.94          60,247,974.19      4,534,793.76

Finance Charge Collections                        79,320,216.68             8,170,469.14           7,598,536.30        571,932.84
PFA Investment Proceeds                                      NA                     0.00                   0.00              0.00
Reserve Account Draw                                         NA                     0.00                   0.00              0.00
                                                                           -------------          -------------      ------------
Available Funds                                                             8,170,469.14           7,598,536.30        571,932.84

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                          520,833.33             484,375.00         36,458.33
Monthly Interest                                                            2,673,414.17           2,482,771.53        190,642.64
Monthly Servicing Fee                                                         312,500.00             290,625.00         21,875.00
Defaulted Amounts                                 36,897,848.38             3,800,704.84           3,534,655.50        266,049.34
                                                                            ------------           ------------        ----------
                                                                            7,307,452.34           6,792,427.03        515,025.31

Excess Spread                                                               1,129,066.14             806,109.27        322,956.87
Required Amount                                                                     0.00                   0.00              0.00

1 Month Libor Rate                                     5.980470%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                   26,909.72
Interest on CCA Draw                                                                                   3,281.01
Total                                                                                                 30,190.73

Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                            1.57%
Principal Payment Rate Calculation                                                           11.66%
Calculated Current Month's Spread Account Cap                                                 4.25%
Spread Account Cap Adjustment                                                                 0.00%
Applicable Spread Account Cap Percentage                                                      4.25%
Beginning Cash Collateral Amount                                                     49,341,655.71
Required Cash Collateral Amount                                                      50,000,000.00
Cash Collateral Account Draw                                                                  0.00
Cash Collateral Account Surplus                                                               0.00
Beginning Spread Account Balance                                                     21,250,000.00
Required Spread Account Amount                                                       21,250,000.00
Required Spread Account Draw                                                                  0.00
Required Spread Account Deposit                                                               0.00
Spread Account Surplus                                                                        0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                            0
Controlled Accumulation Amount                                                      155,000,000.00
Required PFA Balance                                                                          0.00
Beginning PFA Balance                                                                         0.00
Controlled Deposit Amount                                                                     0.00
Available Investor Principal Collections                                             68,583,472.79
Principal Shortfall                                                                           0.00
Shared Principal to Other Series                                                     68,583,472.79
Shared Principal from Other Series                                                            0.00
Class A Monthly Principal                                                                     0.00
Class B Monthly Principal                                                                     0.00
Monthly Principal                                                                             0.00
PFA Deposit                                                                                   0.00
PFA Withdrawal                                                                                0.00
Ending PFA Balance                                                                            0.00
Principal to Investors                                                                        0.00
Ending Class A Invested Amount                                                      465,000,000.00
Ending Class B Invested Amount                                                       35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                         9.93%
Revolving Investor Interest                                                       2,200,000,000.00
Class A Invested Amount                                                             465,000,000.00
Available Principal                                                                 218,557,513.72
Class A Accumulation Period Length                                                               3

Reserve Account
---------------
Available Reserve Account Amount                                                              0.00
Covered Amount                                                                                0.00
Reserve Draw Amount                                                                           0.00
Portfolio Yield                                                                              11.53%
Reserve Account Factor                                                                       25.00%
Portfolio Adjusted Yield                                                                      2.67%
Reserve Account Funding Period Length                                                            3
Reserve Account Funding Date                                                           15-Nov-2002
Weighted Average Coupon                                                                       6.42%
Required Reserve Account Amount                                                               0.00
Reserve Account Surplus                                                                       0.00
Required Reserve Account Deposit                                                              0.00
Portfolio Yield - 3 month average                                                            10.90%
Base Rate - 3 month average                                                                   8.13%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                             2.77%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1997-1

Distribution Date of:                                        15-Jan-98
Determined as of:                                            09-Jan-98
For the Monthly Period Ending:                               31-Dec-97
Days in Interest Period (30/360)                                    30
Days in Interest Period (Actual/360)                                31

                                                                           Beginning                   Ending           Change
                                                                           ---------                   ------           ------
Pool Balance (Principal)                                               4,854,079,690.60         4,851,861,707.67    (2,217,982.93)
Excess Funding Account                                                             0.00                     0.00             0.00
Maximum Certificate Invested Amount                                    1,700,000,000.00         1,700,000,000.00             0.00
Invested Amount                                                        1,700,000,000.00         1,700,000,000.00             0.00

Partial Amortization Amount                                                        0.00                     0.00             0.00
Specified Payment Date                               n/a
Partial Amortization Amount Principal                                              0.00                     0.00             0.00
   All  prior Partial Amortization Amount reductions
   related to above Specified Payment Date
Partial Amortization Amount - Total                                                0.00                     0.00             0.00

Commitment                                                               165,750,000.00           163,887,340.50    (1,862,659.50)
Available Cash Collateral Amount                                         214,996,960.16           216,750,000.00     1,753,039.84
Seller Reserve Portion                                                    49,246,960.16            52,862,659.50     3,615,699.34
Unused Commitment                                                                  0.00                     0.00             0.00

Servicing Base Amount                                                  1,700,000,000.00         1,700,000,000.00             0.00


Allocation Percentages
----------------------
Floating Allocation Pct                                                           35.02%
Principal Allocation Pct                                                          35.02%

Allocations                                                               Master Trust            Series 1997-1
-----------                                                            ------------------        --------------
Principal Collections                                                    628,921,436.34           220,261,411.00

Finance Charge Collections                                                79,320,216.68            27,779,595.09
Interest Earned on CCA-Seller Account                                                NA               263,228.17
blank                                                                                                       0.00
                                                                                                 ---------------
Total Available Fund                                                                               28,042,823.26

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                                1,770,833.33
Monthly Interest                                                                                    8,983,454.51
Monthly Servicing Fee                                                                               1,062,500.00
Defaulted Receivables                                                     36,897,848.38            12,922,396.47
                                                                                                 ---------------
                                                                                                   24,739,184.31

Excess Spread                                                                                       3,303,638.95
Required Amount                                                                                             0.00

Prepayable Increase Amount Interest - Total                                                                 0.00
Prepayable Increase Amount Interest - Paid                                                                  0.00
Prepayable Increase Amount Interest - Unpaid                                                                0.00

Eurodollar Rate                                                                                         0.000000%

CP Rate                                                                                                 6.106700%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                   71,364.58
Risk Rate Base Portion Fee                                                                         0.00
Commitment Fee                                                                                     0.00
                                                                                                   ----
TOTAL FEES                                                                                    71,364.58

Risk Rate Base Portion                                                                             0.00
Risk Rate                                                                                          0.00%
Quarterly Excess Spread Percentage                                                                 0.79%
Applicable Excess Spread Percentage                                                                0.79%
Lender Percentage                                                                                  8.25%
Beginning Cash Collateral Amount                                                         214,996,960.16
Required Cash Collateral Amount                                                          216,750,000.00
Draw Amount                                                                                        0.00
Cash Collateral Account Surplus                                                                    0.00
Beginning Seller Reserve Portion-Balance                                                  49,246,960.16
Required Seller Reserve Portion                                                           76,500,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                    3,615,699.34
Ending Cash Collateral Amount - Lender Sub-Account                                       163,887,340.50
Ending Cash Collateral Amount - Seller Sub-Account                                        52,862,659.50
Available Cash Collateral Amount - Ending Balance                                        216,750,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                               n/a
Controlled Distribution Amount                                                                     0.00
Available Investor Principal Collections                                                 233,183,807.47
Principal Shortfall                                                                                0.00
Shared Principal to Other Series                                                         233,183,807.47
Shared Principal from Other Series                                                                 0.00
Monthly Principal                                                                                  0.00
Ending Invested Amount                                                                 1,700,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                              9.93%
Revolving Investor Interest                                                            1,700,000,000.00
Invested Amount                                                                        1,700,000,000.00
Available Principal                                                                      168,885,351.51
Class A Accumulation Period Length                                                                   11

Payout Events
--------------
Portfolio Yield - for the month                                                                   11.71%
Portfolio Yield - 3 month average                                                                 11.07%
Base Rate - 3 month average                                                                        8.08%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                  2.99%
Required CCA - Available Cash Collateral Amount                                                    0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                          0.00%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1997-2

Distribution Date of:                                        15-Jan-98
Determined as of:                                            09-Jan-98
For the Monthly Period Ending:                               31-Dec-97
Days in Interest Period (30/360)                                    30
Days in Interest Period (Actual/360)                                31

                                                                           Beginning                   Ending           Change
                                                                           ---------                   ------           ------
Pool Balance (Principal)                                               4,854,079,690.60         4,851,861,707.67    (2,217,982.93)
Excess Funding Account                                                             0.00                     0.00             0.00
Maximum Certificate Invested Amount                                      900,000,000.00           900,000,000.00             0.00
Invested Amount                                                          900,000,000.00           900,000,000.00             0.00

Partial Amortization Amount                                                        0.00                     0.00             0.00
Specified Payment Date                               n/a
Partial Amortization Amount Principal                                              0.00                     0.00             0.00
   All prior Partial Amortization Amount reductions
   related to above Specified Payment Date
Partial Amortization Amount - Total                                                0.00                     0.00             0.00

Commitment                                                                87,750,000.00            85,622,401.31    (2,127,598.69)
Available Cash Collateral Amount                                         114,750,000.00           114,750,000.00             0.00
Seller Reserve Portion                                                    27,000,000.00            29,127,598.69     2,127,598.69
Unused Commitment                                                                  0.00                     0.00             0.00

Servicing Base Amount                                                    900,000,000.00           900,000,000.00             0.00


Allocation Percentages
----------------------
Floating Allocation Pct                                                           18.54%
Principal Allocation Pct                                                          18.54%

Allocations                                                               Master Trust            Series 1997-2
-----------                                                            ------------------        --------------
Principal Collections                                                    628,921,436.34           220,261,411.00

Finance Charge Collections                                                79,320,216.68            14,706,844.46
Interest Earned on CCA-Seller Account                                                NA               126,478.61
blank                                                                                                       0.00
                                                                                                 ---------------
Total Available Fund                                                                               14,833,323.07

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                                  875,000.00
Monthly Interest                                                                                    4,467,595.00
Monthly Servicing Fee                                                                                 525,000.00
Defaulted Receivables                                                     36,897,848.38             6,841,268.72
                                                                                                 ---------------
                                                                                                   12,708,863.72

Excess Spread                                                                                       2,124,459.35
Required Amount                                                                                             0.00

Prepayable Increase Amount Interest - Total                                                                 0.00
Prepayable Increase Amount Interest - Paid                                                                  0.00
Prepayable Increase Amount Interest - Unpaid                                                                0.00

Eurodollar Rate                                                                                         0.000000%

CP Rate                                                                                                 6.162200%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                        0.00
Risk Rate Base Portion Fee                                                                         0.00
Commitment Fee                                                                                     0.00
                                                                                                   ----
TOTAL FEES                                                                                         0.00

Risk Rate Base Portion                                                                             0.00
Risk Rate                                                                                          0.00%
Quarterly Excess Spread Percentage                                                                 2.79%
Applicable Excess Spread Percentage                                                                2.79%
Lender Percentage                                                                                  9.25%
Beginning Cash Collateral Amount                                                         114,750,000.00
Required Cash Collateral Amount                                                          114,750,000.00
Draw Amount                                                                                        0.00
Cash Collateral Account Surplus                                                                    0.00
Beginning Seller Reserve Portion - Balance                                                27,000,000.00
Required Seller Reserve Portion                                                           31,500,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                    2,127,598.69
Ending Cash Collateral Amount - Lender Sub-Account                                        85,622,401.31
Ending Cash Collateral Amount - Seller Sub-Account                                        29,127,598.69
Available Cash Collateral Amount - Ending Balance                                        114,750,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                               n/a
Controlled Distribution Amount                                                                     0.00
Available Investor Principal Collections                                                 123,450,251.01
Principal Shortfall                                                                                0.00
Shared Principal to Other Series                                                         123,450,251.01
Shared Principal from Other Series                                                                 0.00
Monthly Principal                                                                                  0.00
Ending Invested Amount                                                                   900,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                              9.93%
Revolving Investor Interest                                                              900,000,000.00
Invested Amount                                                                          900,000,000.00
Available Principal                                                                       89,409,891.98
Class A Accumulation Period Length                                                                   11

Payout Events
--------------
Portfolio Yield - for the month                                                                   11.69%
Portfolio Yield - 3 month average                                                                 11.69%
Base Rate - 3 month average                                                                        7.82%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                  3.87%
Required CCA - Available Cash Collateral Amount                                                    0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                          0.00%